GLA109                                          Page 4            (2/00)

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

Amendment to Master Policy for Enhanced Death and Income Benefit Combination Rider II


The Enhanced Death and Income Benefit Combination Rider, if selected, effects the following changes to the Owner's Contract:

As used in this rider, "Contract" means the Contract or Certificate to which this rider is attached.

For purposes of this benefit "Rider Date" is the date the Enhanced Death and Income Benefit Combination rider was made a part of the Owner's Contract.

The following provision is added to the Master Policy.

Enhanced Death Benefit The following is added to the Death Benefit provision.

If the Owner is a living individual, the Enhanced Death Benefit applies only to the death of the Owner. If the Owner is not a living individual, the Enhanced Death Benefit applies only to the death of the annuitant.

The Death Benefit will be the greater of the values stated in the Contract, or the value of the Enhanced Death Benefit.

The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. The Enhanced Death Benefit and the Enhanced Income Benefit will cease on the date we determine the value of the Death Benefit.


     Enhanced Death Benefit A

     After the Rider Date, the Enhanced Death Benefit A is equal to the initial purchase payment. After the Rider Date, the Enhanced Death Benefit A is recalculated when a purchase payment or withdrawal is made or on a Contract anniversary as follows:

     1. For purchase payments, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A plus the purchase payment.

     2. For withdrawals, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A reduced by a withdrawal adjustment defined below.

     3. On each Contract anniversary, the Enhanced Death Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Death Benefit A.

     In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract anniversary Contract Values on or prior to the date we calculate the Death Benefit.

     The Enhanced Death Benefit A will be recalculated for purchase payments, withdrawals and on Contract anniversaries until the oldest Owner or the annuitant, if the Owner is not a living individual, attains age 85.

     After age 85, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals.

     Enhanced Death Benefit B

     The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

     1.   the date we determine the Death Benefit, or

     2. the first day of the month following the oldest Owner's or, if the Owner is not a living individual, the annuitant's 85th birthday.

     The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a)  =  the withdrawal amount.
         (b)  =  the Contract Value immediately prior to the withdrawal.
         (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.


Enhanced Income Benefit   The following is added to the Payout Phase Section.

Qualifications

On the Payout Start Date, the Owner may choose to receive income payments defined in the Enhanced Income Benefit provision if all of the following conditions are met.

o The Owner elects a Payout Start Date that is on or after the tenth anniversary of the Rider Date;

o The Payout Start Date occurs during the 30 day period following a Contract anniversary;

o    The Income Base is applied to Fixed Amount Income Payments; and

o The selected Income Plan provides payments guaranteed for either single or joint life with a period certain of at least:

o 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

o 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.

     Throughout the PAYOUT PHASE section of your contract, the term "Contract Value' is replaced with "the greater of the Contract Value or the Enhanced Income Benefit"; however, no Market Adjustment will be applied to the Enhanced Income Benefit Amount.

Income Base

The Income Base is the greater of Income Base A or Income Base B.

Income Base is used solely for the purpose of calculating the Guaranteed Income Benefit and does not provide a Contract Value or guarantee performance of any investment option.

     Income Base A


o    On the Rider Date, Income Base A is equal to the Contract Value.

o After the Rider Date, Income Base A is recalculated as follows on the Contract anniversary and when a purchase payment or withdrawal is made.

o For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

o For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

o On each Contract anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.

     In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract anniversary Contract Values between the Rider Date and the Payout Start Date.

     Income Base A will be recalculated for purchase payments, for withdrawals and on Contract anniversaries until the first Contract anniversary after the 85th birthday of the oldest Owner or, if no Owner is a living individual, the Annuitant.

     After that date, Income Base A will be recalculated only for purchase payments and withdrawals.

     Income Base B

     On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year. The accumulation will continue until the first Contract anniversary after the 85th birthday of the oldest Owner or, if the Owner is not a living individual, the oldest Annuitant.

Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a) = the withdrawal amount.

         (b) = the Contract Value immediately prior to the withdrawal.

         (c) = the most recently calculated Income Base.

Guaranteed Income Benefit

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan elected by the Owner. The Income Plan selected must satisfy the conditions defined in Qualifications above. The rates are the guaranteed rates defined in the Income Payment Tables section for either a single or joint life with a period certain.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit and the income payment provided in the Payout Phase section.

Mortality and Expense Risk Charge The Mortality and Expense Risk Charge provision is modified as follows:

The annualized Mortality and Expense Risk Charge is increased by 0.50%

After the death of the Owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the annualized Mortality and Expense Risk Charge will be reduced by 0.50%. The effective date of this change will be the date we determine the value of the Death Benefit.


         Michael J. Velotta                   Thomas J. Wilson

              Secretary                 Chairman and Chief Executive Officer

                                     Page 4
 GLA110                                                           (2/00)
                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

             Enhanced Death and Income Benefit Combination Rider II


This rider was issued because you selected the Enhanced Death Benefit and the Enhanced Income Benefit.

As used in this rider, "Contract" means the Contract or Certificate to which this rider is attached.

For purposes of this rider, "Rider Date" is the date this rider was made a part of your Contract: xx/xx/xxxx

Enhanced Death Benefit The Death Benefit provision of your Contract is modified by adding the following:

If the Owner is a living individual, the Enhanced Death Benefit applies only to the death of the Owner. If the Owner is not a living individual, the Enhanced Death Benefit applies only to the death of the annuitant.

The Death Benefit will be the greater of the values stated in your Contract, or the value of the Enhanced Death Benefit.

The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. The Enhanced Death Benefit and the Enhanced Income Benefit will cease on the date we determine the value of the Death Benefit.


     Enhanced Death Benefit A

     After the Rider Date, the Enhanced Death Benefit A is equal to the initial purchase payment. After the Rider Date, the Enhanced Death Benefit A is recalculated when a purchase payment or withdrawal is made or on a Contract anniversary as follows:

     1. For purchase payments, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A plus the purchase payment.

     2. For withdrawals, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A reduced by a withdrawal adjustment defined below.

     3. On each Contract anniversary, the Enhanced Death Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Death Benefit A.

          In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract anniversary Contract Values on or prior to the date we calculate the Death Benefit.

          The Enhanced Death Benefit A will be recalculated for purchase payments, withdrawals and on Contract Anniversaries until the oldest Owner or the annuitant, if the Owner is not a living individual, attains age 85.

     After age 85, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals.


     Enhanced Death Benefit B

     The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

          1.   the date we determine the Death Benefit, or

          2. the first day of the month following the oldest Owner's or, if the Owner is not a living individual, the annuitant's 85th birthday.

     The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a)  =  the withdrawal amount.
         (b)  =  the Contract Value immediately prior to the withdrawal.
         (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.


Enhanced Income Benefit The following is added to your Contract.

Qualifications

On the Payout Start Date, the Owner may choose to receive income payments defined in the Enhanced Income Benefit provision if all of the following conditions are met.

o The Owner elects a Payout Start Date that is on or after the tenth anniversary of the Rider Date;

o The Payout Start Date occurs during the 30 day period following a Contract anniversary;

o    The Income Base is applied to Fixed Amount Income Payments; and

o The selected Income Plan provides payments guaranteed for either single or joint life with a period certain of at least:

o 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

o 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.


     Throughout the PAYOUT PHASE section of your Contract, the term "Contract Value" is replaced with "the greater of the Contract Value or the Enhanced Income Benefit"; however, no Market Value Adjustment will be applied to the Enhanced Income Benefit amount.

Income Base

The Income Base is the greater of Income Base A or Income Base B.

Income Base is used solely for the purpose of calculating the Guaranteed Income Benefit and does not provide a Contract Value or guarantee performance of any investment option.




     Income Base A

o    On the Rider Date, Income Base A is equal to the Contract Value. o

o After the Rider Date, Income Base A is recalculated as follows on the Contract anniversary and when a purchase payment or withdrawal is made.

o For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

o For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

o On each Contract anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.

     In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract anniversary Contract Values between the Rider Date and the Payout Start Date.

     Income Base A will be recalculated for purchase payments, for withdrawals and on Contract anniversaries until the first Contract anniversary after the 85th birthday of the oldest Owner or, of no Owner is a living individual, the Annuitant.

     After that date, Income Base A will be recalculated only for purchase payments and withdrawals.

     Income Base B

     On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B Plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year. The accumulation will continue until the first Contract anniversary after the 85th birthday of the oldest Owner or, if the Owner is not a living individual, the oldest Annuitant.

Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a) = the withdrawal amount.

         (b) = the Contract Value immediately prior to the withdrawal.

         (c) = the most recently calculated Income Base.

Guaranteed Income Benefit

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan elected by the Owner. The Income Plan selected must satisfy the conditions defined in Qualifications above. The rates are the guaranteed rates defined in the Income Payment Tables section of the Contract for either a single or joint life with a period certain.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit and the income payment provided in the Fixed Amount Income Payments provision of the Contract.


Mortality and Expense Risk Charge The Mortality and Expense Risk Charge provision of your Contract is modified as follows:

The annualized Mortality and Expense Risk Charge is increased by 0.50%.

After the death of the Owner, if the surviving spouse elects to continue the Contract in the Accumulation phase, then the annualized Mortality and Expense Risk Charge will be reduced by 0.50%. The effective date of this charge will be the date we determine the value of the Death Benefit.


         Michael J. Velotta                  Thomas J. Wilson

               Secretary             Chairman and Chief Executive Officer

                       GLENBROOK LIFE AND ANNUITY COMPANY
                          (herein called "we" or "us")

             Enhanced Death and Income Benefit Combination Rider II


This rider was issued because you selected the Enhanced Death Benefit and the Enhanced Income Benefit.

As used in this rider, "Contract" means the Contract or Certificate to which this rider is attached.

For purposes of this rider, "Rider Date" is the date this rider was made a part of your Contract: xx/xx/xxxx

Enhanced Death Benefit The Death Benefit provision of your Contract is modified by adding the following:

If the Owner is a living individual, the Enhanced Death Benefit applies only to the death of the Owner. If the Owner is not a living individual, the Enhanced Death Benefit applies only to the death of the annuitant.

The Death Benefit will be the greater of the values stated in your Contract, or the value of the Enhanced Death Benefit.

The Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B. The Enhanced Death Benefit and the Enhanced Income Benefit will cease on the date we determine the value of the Death Benefit.


         Enhanced Death Benefit A

         On the Rider Date, the Enhanced Death Benefit A is equal to the Contract Value. After the Rider Date, the Enhanced Death Benefit A is recalculated when a purchase payment or withdrawal is made or on a Contract anniversary as follows:

         1. For purchase payments, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A plus the purchase payment.

         2. For withdrawals, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A reduced by a withdrawal adjustment defined below.

         3. On each Contract anniversary, the Enhanced Death Benefit A is equal to the greater of the Contract Value or the most recently calculated Enhanced Death Benefit A.

         In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract anniversary Contract Values on or prior to the date we calculate the Death Benefit.

         The Enhanced Death Benefit A will be recalculated for purchase payments, withdrawals and on Contract Anniversaries until the oldest Owner or the annuitant, if the Owner is not a living individual, attains age 85.

         After age 85, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals.


         Enhanced Death Benefit B

         The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of:

         1.  the date we determine the Death Benefit, or
         2. the first day of the month following the oldest Owner's or, if the Owner is not a living individual, the annuitant's 85th birthday.

         The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a)  =  the withdrawal amount.
         (b)  =  the Contract Value immediately prior to the withdrawal.
         (c) = the most recently calculated Enhanced Death Benefit A or B, as applicable.


Enhanced Income Benefit The following is added to your Contract.

Qualifications

On the Payout Start Date, the Owner may choose to receive income payments defined in the Enhanced Income Benefit provision if all of the following conditions are met.

o The Owner elects a Payout Start Date that is on or after the tenth anniversary of the Rider Date;

o The Payout Start Date occurs during the 30 day period following a Contract anniversary;

o    The Income Base is applied to Fixed Amount Income Payments; and

o The selected Income Plan provides payments guaranteed for either single or joint life with a period certain of at least:

o 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied, or

o 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied.


Throughout the PAYOUT PHASE section of your Contract, the term "Contract Value" isreplaced with "the greater of the Contract Value or the Enhanced Income Benefit"; however, no Market Value Adjustment will be applied to the Enhanced Income Benefit amount.

Income Base

The Income Base is the greater of Income Base A or Income Base B.

Income Base is used solely for the purpose of calculating the Guaranteed Income Benefit and does not provide a Contract Value or guarantee performance of any investment option.




         Income Base A

o    On the Rider Date, Income Base A is equal to the Contract Value.

o After the Rider Date, Income Base A is recalculated as follows on the Contract anniversary and when a purchase payment or withdrawal is made.

o For purchase payments, Income Base A is equal to the most recently calculated Income Base plus the purchase payment.

o For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

o On each Contract anniversary, Income Base A is equal to the greater of the Contract Value or the most recently calculated Income Base A.

In the absence of any withdrawals or purchase payments, Income Base A will be the greatest of the Contract Value on the Rider Date and all Contract anniversary Contract Values between the Rider Date and the Payout Start Date.

Income Base A will be recalculated for purchase payments, for withdrawals and on Contract anniversaries until the first Contract anniversary after the 85th birthday of the oldest Owner or, of no Owner is a living individual, the Annuitant.

After that date, Income Base A will be recalculated only for purchase payments and withdrawals.

         Income Base B

On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B Plus any subsequent purchase payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year. The accumulation will continue until the first
Contract anniversary after the 85th birthday of the oldest Owner or, if the Owner is not a living individual, the oldest Annuitant.

Withdrawal Adjustment

The withdrawal adjustment is equal to (a) divided by (b), with the result multiplied by (c), where:

         (a) = the withdrawal amount.

         (b) = the Contract Value immediately prior to the withdrawal.

         (c) = the most recently calculated Income Base.

Guaranteed Income Benefit

The Guaranteed Income Benefit amount is determined by applying the Income Base less any applicable taxes to the guaranteed rates for the Income Plan elected by the Owner. The Income Plan selected must satisfy the conditions defined in Qualifications above. The rates are the guaranteed rates defined in the Income Payment Tables section of the Contract for either a single or joint life with a period certain.

On the Payout Start Date, the income payment will be the greater of the Guaranteed Income Benefit and the income payment provided in the Fixed Amount Income Payments provision of the Contract.


Mortality and Expense Risk Charge The Mortality and Expense Risk Charge provision of your Contract is modified as follows:

The annualized Mortality and Expense Risk Charge is increased by 0.50%.

------------------------------------------------------------------------------

After the death of the Owner, if the surviving spouse elects to continue the Contract in the Accumulation phase, then the annualized Mortality and Expense Risk Charge will be reduced by 0.50%. The effective date of this charge will be the date we determine the value of the Death Benefit.

Except as amended in this rider the Contract Remains unchanged.


         Michael J. Velotta               Thomas J. Wilson

         Secretary                           Chairman and
                                       Chief Executive Officer